SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2002

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10269	95-1622442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive Irvine, California (Address of principal executive offices)		92612 (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     As previously announced by Allergan, Inc. (the “Company”), on June 29, 2002, the Company completed a spin-off of its ophthalmic surgical and contact lens care businesses to its stockholders. The spin-off was effected by contributing the Company’s ophthalmic surgical and contact lens care businesses to a newly formed subsidiary, Advanced Medical Optics, Inc. (“AMO”) and issuing a tax-free dividend of AMO’s common stock to the Company’s stockholders. The common stock of AMO began trading publicly on the New York Stock Exchange on July 1, 2002.

     The Company’s consolidated financial statements and related notes have been recast to reflect the financial position, results of operations and cash flows of the Company’s ophthalmic surgical and contact lens care businesses as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”

     Included under Item 7 of this Report on Form 8-K is financial information, including consolidated financial statements at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999, reflecting the ophthalmic surgical and contact lens care businesses as discontinued operations. The Company did not account for its ophthalmic surgical and contact lens care businesses as a separate legal entity. Therefore, the financial information for the Company’s discontinued operations is presented for informational purposes only and does not necessarily reflect what the net sales, net earnings, assets and liabilities would have been had the businesses operated as a stand-alone entity. The net earnings of the Company’s discontinued operations include allocations of certain Company corporate assets, liabilities and expenses to those operations. These amounts have been allocated to the discontinued operations on the basis that is considered by management to reflect most fairly or reasonably the utilization of the services provided to or the benefit obtained by the discontinued operations.

     The consolidated financial statements included in this Report on Form 8-K are now the historical financial statements of the Company and supercede the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, filed on March 1, 2002. Except as expressly noted in the notes to the consolidated financial statements attached hereto, no attempt has been made to update disclosures for events subsequent to the initial filing date of March 1, 2002.

     This Form 8-K should be read in conjunction with the Company’s other public filings with the Securities and Exchange Commission, including the Company’s Quarterly Report for the period ended September 27, 2002, filed on November 12, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

Exhibit No.	Item

23	Accountant’s Consent and Report on Consolidated Schedule

99	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Consolidated Balance Sheets at December 31, 2001 and 2000

Consolidated Statements of Earnings for the Years Ended December 31, 2001, 2000, and 1999

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2001, 2000, and 1999

Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999

Notes to Consolidated Financial Statements

Independent Auditors’ Report

Quarterly Results for the fiscal years ended December 31, 2001 and December 31, 2000

Selected Financial Data for each of the five fiscal years ended December 31, 2001

Market Prices of Common Stock and Dividends

Schedule II—Valuation and Qualifying Accounts

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: December 17, 2002	By:	/s/ Douglas S. Ingram

	Name:	Douglas S. Ingram
	Title:	Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Item

23	Accountant’s Consent and Report on Consolidated Schedule

99	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Consolidated Balance Sheets at December 31, 2001 and 2000

Consolidated Statements of Earnings for the Years Ended December 31, 2001, 2000, and 1999

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2001, 2000, and 1999

Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999

Notes to Consolidated Financial Statements

Independent Auditors’ Report

Quarterly Results for the fiscal years ended December 31, 2001 and December 31, 2000

Selected Financial Data for each of the five fiscal years ended December 31, 2001

Market Prices of Common Stock and Dividends

Schedule II—Valuation and Qualifying Accounts